412 SA-2 11/09

SUPPLEMENT DATED NOVEMBER 23, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2009

OF

Franklin Templeton Hard Currency Fund

(a series of Franklin Templeton Global Trust)

The Statement of Additional Information is amended as follows:

I.     The following is added under the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and their Risks:”

Options on futures contracts. Generally, the Fund may purchase (buy) put and call options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase or sell a futures contract at a set price (called the exercise price). The purchase of a call option on a futures contract, whereby the Fund has the right to purchase a particular futures contract, is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying asset, the option may be less risky than direct ownership of the futures contract or the underlying asset. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying asset, such as appreciation in the value of a foreign currency against the U.S. dollar.

For more information about the mechanics of purchasing, writing and covering options, see “Currency Transactions.”

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. Also, the Fund may not be able to properly implement its investment strategy or close out option contract positions if a liquid secondary market is unavailable for the option the Fund wishes to close. The correlation risks of derivatives that are discussed above also exist, and the purchase of an option entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Please keep this supplement for future reference.